Statement of Additional Information



MARSHALL GOVERNMENT MONEY MARKET FUND

A Portfolio of Marshall Funds, Inc.


The Institutional Class of Shares (Class I)


The investors class of shares (Class Y)


This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectuses for the Marshall Government Money Market Fund Institutional Class of Shares and Investors Class of Shares, dated December 31, 2003 and revised, February 27, 2004. You may obtain the Prospectuses without charge by calling Marshall Investor Services (MIS) at 414-287-8555 or 1-800-236-FUND (3863), or you can visit the Marshall Funds' Internet site on the World Wide Web at (http://www.marshallfunds.com).

P.O. Box 1348
Milwaukee, Wisconsin 53201-1348


December 31, 2003 ( Last revised, March 9, 2004)








Contents
How are the Marshall Funds Organized?                                    1
Securities in Which the Fund Invests                                     1
Securities Descriptions, Techniques and Risks                            2
Investment Limitations                                                   8
Determining Market Value of Securities                                  10
What Do Shares Cost?                                                    10
How is the Fund Sold?                                                   10
How to Buy Shares                                                       11
Account and Share Information                                           11
What are the Tax Consequences?                                          12
Who Manages the Fund?                                                   12
How Does the Fund Measure Performance?                                  20
Performance Comparisons                                                 21
Economic and Market Information                                         22
Addresses                                                               23






29893 (3/04)
CUSIP 572353 67 0

EDGEWOOD SERVICES, INC.
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Distributor






HOW ARE THE MARSHALL FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Fund is a diversified portfolio of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. The Board of Directors (Board) has established two classes of shares of the Fund, known as the Institutional Class of Shares and the Investor Class of Shares. This SAI relates both classes of shares. The Fund's investment adviser is M&I Investment Management Corp. (Adviser). This SAI contains additional information about the Corporation and the Fund. This SAI uses the same terms as defined in the Prospectuses.

The definitions of the terms series and class in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Articles of Incorporation of the Corporation reconcile this inconsistency in terminology, and provide that the Prospectuses and SAI may define these terms consistently with the use of those terms under the WBCL and the Internal Revenue Code (the Code).

SECURITIES IN WHICH THE FUND INVESTS

Following is a table that indicates which types of securities are a:

o
   P = Principal investment of the Fund (shaded in chart); or o
   A = Acceptable (but not principal) investment of the Fund

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Securities                                              Government Money
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                                                           Market Fund
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Asset-Backed Securities 1                                       A
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Bank Instruments 2                                              A
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Borrowing                                                       A
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Callable Securities                                             A
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Debt Obligations                                                P
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Demand Master Notes                                             P
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Derivative Contracts and Securities                             A
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Fixed Rate Debt Obligations                                     P
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Floating Rate Debt Obligations                                  P
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Foreign Money Market Instruments                                A
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Forward Commitments, When-Issued and Delayed Delivery           A
Transactions
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Funding Agreements                                              A
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Guaranteed Investment Contracts                                 A
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Illiquid and Restricted Securities 3                            A
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Lending of Portfolio Securities                                 A
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Mortgage-Backed Securities                                      A
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Participation Interests                                         A
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Prime Commercial Paper 4                                        A
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Repurchase Agreements                                           P
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Reverse Repurchase Agreements 5                                 A
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Securities of Other Investment Companies                        A
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U.S. Government Securities                                      P
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Variable Rate Demand Notes                                      A
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Zero Coupon Securities                                          A
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1. The Fund will invest in only the short-term tranches, which will generally have a maturity not exceeding 397 days.
2. The Fund may purchase foreign bank instruments.
3. The Fund may invest up to 10% of its assets in illiquid securities.
4. The Fund may purchase commercial paper rated in the two highest rating categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Adviser to be of comparable quality.
5. During the period if any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.


SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

Asset-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income asset (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities may also resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Bank Instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank's irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

     Foreign Bank Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks.

     ECDs, ETDs, YCDs, and Europaper have many of the same risks of other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of net assets, and pledge some assets as collateral. When the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage equal to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.


Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

For diversification purposes, credit-enhanced securities will not be treated as having been issued by the credit enhancer, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit-enhanced by the credit enhancer. In such cases, the securities will be treated as having been issued both by the issuer and the credit enhancer.

Credit Quality. The fixed income securities in which the Fund invests will be rated at least investment grade by an NRSRO. Investment grade securities have received one of an NRSRO's four highest ratings. Securities receiving the fourth highest rating (Baa by Moody's Investors Service or BBB by Standard & Poor's or Fitch Ratings) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due.
The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Fund is subject to Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), and will follow the credit quality requirements of Rule 2a-7.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933. By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. A Fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Fund believes that Section 4(2) commercial paper and certain other restricted securities which meet the Board's criteria for liquidity are quite liquid. Section 4(2) commercial paper and restricted securities which are deemed liquid, will not be subject to the investment limitation. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

Demand Features. The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit a fund to demand payment of the value of the security (plus an accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy), will negatively affect the liquidity of the security. Other events may also terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. A party may demand full or partial payment and the notice period for demand typically ranges from one to seven days. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.


Derivative Contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty.

Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed rate securities and floating rate securities react differently as prevailing interest rates change.

     Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security's market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

     As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.


     Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

     Foreign Money Market Instruments. ECDs, YCDs and ETDs are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks.

     ECDs, ETDs, YCDs, and Europaper have many of the same risks of other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Funding Agreements (Agreements), are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days' notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Fund currently lends its portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Fund and M&I Trust have received an order from the Securities and Exchange Commission (SEC) that permits M&I Trust to charge, and the Fund to pay, market-based compensation for M&I Trust's services.

Securities Lending Risks. When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis. If this occurs, the Fund may lose certain investment opportunities. The Fund is also subject to the risks associated with the investments of cash collateral, usually fixed-income securities risk.

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or
POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs' prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.
Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund's custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Treasury Securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund's records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

CALLABLE SECURITIES

Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income with stability of principal. The investment objective of the Fund may not be changed by the Fund's Board without shareholder approval.


INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS
The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the "majority of the outstanding voting securities" of the Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin
The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money
The Fund will not issue senior securities except that the Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its net assets including the amounts borrowed; and except to the extent that the Fund is permitted to enter into futures contracts, options or forward contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options; and segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities
The Fund will not lend any of its assets except portfolio securities. Loans may not exceed one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment goal, policies, and limitations.

Investing in Commodities
The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

Investing in Real Estate
The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments
The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.

Underwriting
The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

NON-FUNDAMENTAL LIMITATIONS
The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities
The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, guaranteed investment contracts, and certain restricted securities not determined by the Board to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control
The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies
The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. The Fund will limit its investments in other investment companies to those of money market funds having investment objectives and policies similar to its own.

Asset Coverage

In order to secure its obligations in connection with special transactions, a Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Options
Except for bona fide hedging purposes, the Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on futures contracts.

The Fund will not purchase put options or write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

The Fund will not write call options in excess of 25% of the value of its total assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. For example, Rule 2a-7 generally prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's fundamental investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without shareholder approval.


DETERMINING MARKET VALUE OF SECURITIES
USE OF THE AMORTIZED COST METHOD

The Board has decided that the best method for determining the value of portfolio instruments for the Fund is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with the provisions of Rule 2a-7 promulgated by the SEC under the 1940 Act. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the net asset value
(NAV) per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment goal.

Under Rule 2a-7, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by Rule 2a-7, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as part of the underlying instruments, because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Fund defines demand features and standby commitments as puts, the Fund does not consider them to be corporate investments for purposes of its investment policies.
Monitoring Procedures. The Board's procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions. Rule 2a-7 requires that the Fund limit its investments to instruments that, in the opinion of the Board, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Board must determine that they are of comparable quality. Rule 2a-7 also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with Rule 2a-7.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectuses, shares are sold at their NAV on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the Prospectuses under "How to Buy Shares" and "What Do Shares Cost?"


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Edgewood Services, Inc.), located at 5800 Corporate Drive, Pittsburgh, PA 15237-7002, offers shares on a continuous, best-efforts basis. Texas residents must purchase shares of the Fund through M&I Brokerage Services, Inc. at 1-800-236-FUND (3863), or through any authorized broker/dealer.

SUPPLEMENTAL PAYMENTS
Investment professionals may be paid fees out of the assets of the Distributor and/or M&I Trust (but not out of Fund assets). The Distributor and/or M&I Trust may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, Authorized Dealers or financial institutions may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of shares the Authorized Dealer or financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the Authorized Dealer or financial institution.


HOW TO BUY SHARES

EXCHANGING SECURITIES FOR SHARES
You may contact the Distributor to request a purchase of shares in an exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND
Although the Fund intends to pay share redemptions in cash, the Fund reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net assets represented by such share class during any 90-day period.

Any share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Corporation, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of Directors and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Corporation have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote on matters affecting that portfolio or class. Consequently, the holders of more than 50% of the Corporation's shares of common stock voting for the election of Directors can elect the entire Board of Directors, and, in such event, the holders of the Corporation's remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its By-laws and does not anticipate holding an annual meeting of shareholders to elect Directors unless otherwise required by the 1940 Act. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation's outstanding voting shares.

The shares are redeemable and are transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in the WBCL Section 180.0622(2)(b). Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock except the right to receive a certificate evidencing such fractional shares.

WHAT ARE THE TAX CONSEQUENCES?

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

The dividends received deduction and any short-term capital gains are taxable as ordinary income. No portion of any income dividends paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

STATE AND LOCAL TAXES
Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue, and you should consult your tax adviser for specific details regarding the status of your account under state and local tax laws, including treatment of distributions as income or return of capital.

CAPITAL GAINS
Capital gains, when realized by the Fund, could result in an increase in distributions. Capital losses could result in a decrease in distributions. When the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

WHO MANAGES THE FUND?


BOARD OF DIRECTORS
The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is 1000 North Water Street, Milwaukee, WI. The Corporation comprises twelve portfolios and is the only investment company in the Fund Complex. Unless otherwise noted, each Board member oversees all portfolios in Marshall Funds, Inc. and serves for an indefinite term.


INTERESTED DIRECTORS BACKGROUND AND COMPENSATION



          Name
          Age                                                         Aggregate
        Address                                                      Compensation
  Positions Held with         Principal Occupation(s) for Past           From
      Corporation              Five Years, Other Directorships       Corporation
   Date Service Began            Held and Previous Positions            (past
                                                                     fiscal year)


                              Principal Occupations:                      $0
John M. Blaser+               President, Marshall Funds, Inc.;
Age: 46                       Vice President, M&I Trust, M&I
PRESIDENT AND DIRECTOR        Investment Management Corp.
Began serving: May 1999
                              Previous Positions: Partner and
                              Chief Financial Officer, Artisan
                              Partners Limited Partnership;
                              Chief Financial Officer and
                              Principal Administrative and
                              Finance Officer, Artisan Funds,
                              Inc.

                              Principal Occupations: President            $0
David W. Schulz+              and Director, M&I Investment
Age: 45                       Management Corp.; Vice
DIRECTOR                      President, M&I Trust.
Began serving: May 1999


---------------------------------------------------------------------------
+ Mr. Blaser and Mr. Schulz are "interested" due to positions that they hold with M&I Investment Management Corp., the Fund's Adviser.


INDEPENDENT DIRECTORS BACKGROUND AND COMPENSATION



------------------------
          Name
          Age                                                         Aggregate
        Address                                                      Compensation
  Positions Held with         Principal Occupation(s) for Past           From
      Corporation              Five Years, Other Directorships       Corporation
   Date Service Began            Held and Previous Positions            (past
                                                                     fiscal year)

John DeVincentis              Principal Occupations:                   $20,000
Age:  69                      Independent Financial
------------------------      Consultant; Retired, formerly,
13821 12th Street             Senior Vice President of
Kenosha, WI                   Finance, In-Sink-Erator Division
DIRECTOR                      of Emerson Electric Corp.
Began serving: October        (electrical products
1993                          manufacturer).


Duane E. Dingmann             Principal Occupation: Retired;           $20,000
Age: 73                       formerly President and owner,
------------------------      Trubilt Auto Body, Inc. and
1631 Harding Ave              Telephone Specialists, Inc.
Eau Claire, WI
DIRECTOR                      Other Directorships Held: Class
Began serving: March          B (nonbanking) Director, Ninth
1999                          Federal Reserve District,
                              Minneapolis, MN.


James Mitchell                Principal Occupation: Chief              $20,000
Age: 56                       Executive Officer, NOG, Inc.
------------------------      (metal processing and
2808 Range Line Circle        consulting); Chairman, Ayrshire
Mequon, WI                    Precision Engineering (precision
DIRECTOR                      machining).
Began serving: March          Previous Positions: Group Vice
1999                          President, Citation Corporation;
                              Chief Executive Officer,
                              Interstate Forging Industries.


Barbara J. Pope               Principal Occupation: President,         $20,000
Age:  55                      Barbara J. Pope, P.C.,
------------------------      (financial consulting firm);
Suite 2285                    President, Sedgwick Street Fund
115 South La Salle            LLC (private investment
Street                        partnership)
Chicago, IL
DIRECTOR
Began serving: March
1999




OFFICERS**

Name
Age                    -
Address
Positions Held with     Principal Occupation(s) and Previous Positions
Corporation
                        Principal Occupations: President, Marshall Funds,
John M. Blaser          Inc.; Vice President, M&I Trust, M&I Investment
Age:  46                Management Corp.
PRESIDENT
                        Previous Positions: Partner and Chief Financial
                        Officer, Artisan Partners Limited Partnership; Chief
                        Financial Officer and Principal Administrative and
                        Finance Officer, Artisan Funds, Inc.

John D. Boritzke        Principal Occupations: Vice President, M&I Investment
----------------------- Management Corp., M&I Trust.
Age:  47
M&I Investment
Management Corp.
1000 Water Street
Milwaukee, WI
VICE PRESIDENT

William A. Frazier      Principal Occupations:  Vice President, M&I
Age:  48                Investment Management Corp., M&I Trust.
-----------------------
M&I Investment
Management Corp.
1000 Water Street
Milwaukee, WI
VICE PRESIDENT

Lori K. Hoch            Principal Occupations: Vice President, Secretary and
Age:  32                Securities Counsel, M&I Trust, M&I Investment
----------------------- Management Corp.
M&I Trust
1000 Water Street       Previous Positions: Associate, Michael, Best &
Milwaukee, WI           Friedrich LLP; Associate, Quarles & Brady LLP.
ASSISTANT SECRETARY

Joseph P. Bree          Principal Occupations: Assistant Vice President and
Age:  30                Senior Financial Analyst, M&I Investment Management
----------------------- Corp.
M&I Investment
Management  Corp.       Previous Positions: Associate, Barclays Global
1000 Water Street       Investors; Associate, Strong Capital Management.
Milwaukee, WI
TREASURER


**Officers do not receive any compensation from the Corporation.
---------------------------------------------------------------------------


COMMITTEES OF THE BOARD
                                                                           Meetings
                                                                           Held
                                                                           During
                                                                           Last
Board         Committee                                                    Fiscal
Committee      Members                   Committee Functions               Year



Audit     John DeVincentis    The Audit Committee reviews and                 Two
          -----------------   recommends to the full Board the
          Duane E. Dingmann   independent auditors to be selected to
          James Mitchell      audit the Fund's financial statements;
          Barbara J. Pope     meets with the independent auditors
                              periodically to review the results of the
                              audits and reports the results to the
                              full Board; evaluates the independence of
                              the auditors, reviews legal and
                              regulatory matters that may have a
                              material effect on the financial
                              statements, related compliance policies
                              and programs, and the related reports
                              received from regulators; reviews the
                              organizational structure, reporting
                              relationship, resources and
                              qualifications of senior management
                              personnel responsible for accounting and
                              financial reporting; reviews the
                              evaluations of the adequacy and
                              effectiveness of the Fund's system of
                              internal controls; investigates any
                              matters brought to the Committee's
                              attention that are within the scope of
                              its duties; and performs any other
                              activity consistent with the Fund's
                              organizational documents as deemed
                              appropriate by the full Board or the
                              Audit Committee.



Board ownership of shares in the fund and in the marshall funds family of
Investment companies AS OF dECEMBER 31, 2002
---------------------------------------------------------------------------



     Interested         Fund Name      Dollar Range of            Aggregate
  Board Member Name  ---------------    Shares Owned           Dollar Range of
---------------------                    in Fund***        Shares Owned in Marshall
                                    ---------------------           Funds
                                                             Family of Investment
                                                                  Companies
   John M. Blaser     Equity Income   $50,001-$100,000          over $100,000
---------------------------------------------------------
                     Mid-Cap Growth    $10,001-$50,000
                      Mid-Cap Value    $10,001-$50,000
                        Small-Cap     $50,001-$100,000
                         Growth        $10,001-$50,000
                     ---------------   $10,001-$50,000
                      International
                          Stock
                      Intermediate
                          Bond




   David W. Schulz    Large-Cap G&I     over $100,000           over $100,000
---------------------------------------------------------
                     Mid-Cap Growth   $50,001-$100,000
                        Small-Cap       over $100,000
                         Growth


     Independent
  Board Member Name  ---------------

  John DeVincentis   Mid-Cap Growth      $1-$10,000             over $100,000
---------------------------------------------------------
                      Mid-Cap Value    $10,001-$50,000
                        Small-Cap      $10,001-$50,000
                         Growth         over$100,000
                      Money Market

  Duane E. Dingmann   Equity Income      $1-$10,000            $10,001-$50,000
---------------------------------------------------------
                      Large-Cap G&I      $1-$10,000
                      Mid-Cap Value      $1-$10,000
                     ---------------     $1-$10,000
                     Mid-Cap Growth


     Independent
  Board Member Name  ---------------

   James Mitchell     Mid-Cap Value     over $100,000           over $100,000
------------------------------------  $10,0001-$50,000
                     Mid-Cap Growth     over $100,000
                      International     over $100,000
                          Stock         over $100,000
                       Short-Term
                         Income
                      Money Market

                     ---------------

   Barbara J. Pope    Large-Cap G&I      $1-$10,000            $50,001-$100,000
---------------------------------------------------------
                      Mid-Cap Value   $10,0001-$50,000
                     Mid-Cap Growth      $1-$10,000
                        Small-Cap        $1-$10,000
                         Growth       $50,001-$100,000
                      Money Market


*** Dollar range of shares owned in any Fund that is not identified in this table is "None."

ADVISER TO THE FUND
The Adviser conducts investment research and makes investment decisions for the Fund. The Fund's investment adviser is M&I Investment Management Corp. (Adviser), a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin, with approximately $34 billion in assets. The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser's affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships affiliates of the Adviser with an issuer.

BOARD REVIEW OF THE ADVISORY CONTRACT

As required by the 1940 Act, the Corporation's Board has reviewed the investment advisory contract on behalf of the Fund. The Board's decision to approve this contract reflects the exercise of its business judgment. The Board bases its ultimate decision to approve the advisory contract on the totality of the circumstances and factors the Board deems relevant, and with a view to past and future long-term considerations. During its review of this contract, the Board considered many factors, among the most material of which are: the investment objectives of the Fund; the management philosophy, personnel, and processes used by the Adviser; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services expected to be provided to the Fund and its shareholders by the Adviser's affiliates in addition to investment advisory services.

The Board also considers the compensation and benefits to be received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the M&I organization and research services to be received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the profitability to the Adviser of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Corporation's Board is aware of these factors and takes them into account in its approval of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Corporation and working with the Adviser and M&I Trust on matters relating to the Fund, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Adviser and its affiliates. The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the meetings at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of the advisory contract is informed by reports covering such matters as: the investment philosophy, personnel, and processes utilized by the Adviser; the short- and long-term performance of the Fund (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Fund and the Adviser and the services providers that service the Fund; and relevant developments in the mutual fund industry and how the Fund and/or its service providers are responding to them.

The Board also receives financial information about the Adviser and its affiliates, including reports on the compensation and benefits the Adviser and its affiliates derive from their relationships with the Corporation. These reports cover not only the fees under the advisory contract, but also fees received by the Adviser's affiliate, M&I Trust, for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator, custodian and shareholder services agent). The reports also discuss any indirect benefit the Adviser may derive from its receipt of research services from brokers who execute fund trades.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolios. Due to the Fund's proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Funds. However, the Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser's clients with respect to the potential economic return on the clients' investments. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote for proposals to: approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms.

On matters of corporate governance, generally the Adviser will vote for proposals to: permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution and other compensation plans that are consistent with standard business practices; and against proposals that would permit, for example, the repricing of outstanding options without substantial justification.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election, even if such a vote may be contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.


Proxy Voting Procedures
The Adviser has appointed a Proxy Officer who has the authority to direct the vote on proposals that require case-by-case determinations or where there has been a recommendation not to vote in accordance with a predetermined policy. The Proxy Officer reports to the Trust Investment Committee of the established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.

In the event that a portfolio manager of the Adviser concludes that the interests of the Fund requires that a proxy be voted on a proposal in a manner that differs from the voting guidelines proxy voting guidelines, the manager may request that the Proxy Officer consider voting on the proposal other than according to the guidelines, provided that the request accompanied by a written explanation of the reasons for the request and a description of any relationship with the party proposing the matter to the shareholders. Upon such a request, the Proxy Officer may vary from the voting guidelines if the officer determines that voting on the proposal according to the guidelines would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interests of the client. In determining the vote on any proposal pursuant to such a request, the Proxy Officer shall not consider any benefit other than the best interests of the client.

The Adviser's proxy voting procedures permit the Trust Investment Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor to purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.


Conflicts of Interest
The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser's clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

BROKERAGE TRANSACTIONS
The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services.

The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Research services provided by brokers and dealers may be used by the Adviser in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser, or their affiliates might otherwise have paid, it would tend to reduce their expenses.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by the SEC's rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

ADMINISTRATOR
M&I Trust is the administrator of the Fund, and Federated Services Company is the sub-administrator. As administrator, M&I Trust will be entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate average daily net assets (ADNA) of all money market funds of Marshall Funds, Inc., as follows:

Maximum Fee           Aggregate ADNA of all money market
                      funds of Marshall Funds, Inc.
0.100%                on the first $250 million
0.095%                on the next $250 million
0.080%                on the next $250 million
0.060%                on the next $250 million
0.040%                on the next $500 million
0.020%                on assets in excess of $1.5 billion
The administrator may choose voluntarily to reimburse a portion of its fee at any time. All fees of the sub-administrator will be paid by the administrator.

The functions performed by the administrator include, but are not limited to the following:

o
   preparation, filing and maintenance of the Corporation's governing documents, minutes of Board meetings and shareholder meetings;

o
   preparation and filing with the SEC and state regulatory authorities the Corporation's registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

o
   preparation, negotiation and administration of contracts on behalf of the Fund;

o
   supervision of the preparation of financial reports;

o
   preparation and filing of federal and state tax returns;

o
   assistance with the design, development and operation of the Fund; and

o
   providing advice to the Fund's and Corporation's Board.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, Pittsburgh, Pennsylvania, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.

The transfer agent may employ third parties, including M&I Trust, to provide sub-accounting and sub-transfer agency services. In exchange for these services, the transfer agent may pay such third-party providers a per account fee and out-of-pocket expenses.

CUSTODIAN
M&I Trust, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is custodian for the securities and cash of the Fund. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of the Fund's average aggregate daily net assets.

INDEPENDENT AUDITORS
The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise the Fund's share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Fund shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of any dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The Fund calculates the yield for the Institutional Class of Shares daily, based upon the seven days ending on the day of the calculation, called the base period. This yield is computed by:

o
          determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

o
          dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

o
          multiplying the base period return by 365/7.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund's shares, the Fund's shares performance is lower for shareholders paying those fees.

EFFECTIVE YIELD
The Fund's effective yield for the Institutional Class of Shares is computed by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.



PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o
   references to ratings, rankings, and financial publications and/or performance comparisons of the Fund's shares to certain indices;
o
   charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o
   discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
o
   information about the mutual fund industry from sources such as the Investment Company Institute (ICI).

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and Treasury bills.

The Fund may quote information from sources the Fund believes is reliable regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

o
       Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.

o
       Consumer Price Index is generally considered to be a measure of inflation.

o
       Dow Jones Industrial Average (DJIA) is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

o
       Standard & Poor's Daily Stock Price Index Of 500 Common Stocks, a composite index of common stocks in industry, transportation, financial and public utility companies. The Standard & Poor's Index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

o
       Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 Nasdaq-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

o
       Bank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

o
       iMoneyNet Inc.'s Money Fund ReportTM publishes annualized yields of over 300 taxable money market funds on a weekly basis and through its Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds.

Investors may also consult the fund evaluation consulting universes listed below. Consulting universes may be composed of pension, profit sharing, commingled, endowment/foundation and mutual funds.

o
       Fiduciary Consulting Grid Universe, for example, is composed of over 1,000 funds, representing 350 different investment managers, divided into subcategories based on asset mix. The funds are ranked quarterly based on performance and risk characteristics.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the ICI. For example, according to the ICI, 49.6% of American households are pursuing their financial goals through mutual funds (as of May 2002). These investors, as well as businesses and institutions, have entrusted over $6.97 trillion to the more than 8246 mutual funds available (as of August 2003).


ADDRESSES

Marshall Government Money Market Fund           1000 North Water Street
                                                P.O. Box 1348
                                                Milwaukee, Wisconsin
53201-1348

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Distributor
            Edgewood Services, Inc.             5800 Corporate Drive

Pittsburgh, PA 15237-7002
Adviser
            M&I Investment Management Corp.     1000 North Water Street
                                                Milwaukee, Wisconsin 53202
Custodian
            Marshall & Ilsley Trust Company N.A.      1000 North Water
Street
                                                Milwaukee, Wisconsin 53202

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Transfer Agent, Dividend Disbursing Agent
and Portfolio Accounting Services
            Federated Services Company          Federated Investors Tower
                                                1001 Liberty Avenue
                                                Pittsburgh, PA 15222-3779

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Legal Counsel                                               Bell, Boyd &
Lloyd LLC   Three First National Plaza                70 West Madison
Street, Suite 3300                                    Chicago, IL
60602-4207

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Independent Auditors
            Ernst & Young LLP                   200 Clarendon Street
                                                Boston, MA 02116-5072


Marshall Investor Services             Internet address:
http://www.marshallfunds.com
P.O. Box 1348                          TDD: Speech and Hearing Impaired
Services 1-800-236-209-3520
Milwaukee, Wisconsin 53201-1348
414-287-8555 or 800-236-FUND (3863)